Exhibit 99.1

Apollo Medical Holdings (NASDAQ: AMEH) November 2021 Powered by Technology. Built by Doctors. For Patients.

Forward - looking statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward - looking statements include any statements about t he Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, int egration of acquired companies and any projections of earnings, revenue, EPS, EBITDA, Adjusted EBITDA or other financial items, such as t he Company's projected capitation and future liquidity, and may be identified by the use of forward - looking terms such as “anticipa te,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envisi on, ” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other simila r o r comparable words, phrases or terminology. Forward - looking statements reflect current views with respect to future events and financial perf ormance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Comp any 's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual re sul ts. Actual results may also vary materially from forward - looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company's Annual Report on Form 10 - K for the year ended December 31, 2020, and subsequent Quarterly Reports on Form 10 - Q. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or imp lie d in any forward - looking statements, you should not place undue reliance on any such forward - looking statements. Any forward - looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any ob lig ation to update any forward - looking statement, as a result of new information, future events or otherwise. 2 www.apollomed.net

Company overview

Apollo Medical Holdings, Inc. ("ApolloMed") is a leading physician-centric, technology-powered, risk-bearing healthcare company. Leveraging its proprietary end-to-end technology solutions, ApolloMed operates an integrated healthcare delivery platform that enables providers to successfully participate in value-based care arrangements, thus empowering them to deliver high-quality care to patients in a cost-effective manner.

25+ years of operation

7,000+ contracted physicians

12 managed IPAs

1.1+ million managed lives

ApolloMed At-A-Glance

Ticker	NASDAQ: AMEH
Headquarters	Alhambra, California
Employees *(as of 12/31/2020)*	630
Recent Stock Price *(as of 11/5/2021)*	$85.99
Market Cap *(as of 11/1/2021)*	$4.8 billion
Common Shares Outstanding *(as of 10/26/2021)*	55.5 million
Book Value Per Common Share	$7.93
TTM Revenues	$756 million

Information as of 9/30/2021 unless otherwise noted

apollomed

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www.apollomed.net 4 Recent financial and operating highlights  Generated $57.7M in gross savings, highest dollar amount out of all analogous ACOs in the country • $21.8M impact on top line • $13.1M impact on bottom line Strong Q3 financial results Stellar ACO performance in 2020  Closed the following transactions in Q3 2021: • CAIPA MSO • Access Primary Care Medical Group • Sun Labs Signed agreement to purchase remaining 60% of equity interests in Diagnostic Medical Group of Southern California (DMG) Strategic transactions *See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non - GAAP Financial Measures” slides for more infor mation. EPS (diluted) $0.74 64% from $0.45 Revenue $227.1M 26% from $180.1M Net income attr . to AMEH $34.3M 105% from $16.7M Adj. EBITDA* $74.5M 40% from $53.4M

Updated 2021 guidance

$ in millions, except per share information	**2021 Guidance Range (as of August 5, 2021)**	**2021 Guidance Range (as of November 4, 2021)**
Total Revenue	$700.0-$720.0	$751.5-$758.5
Net Income(1)	$56.0-$66.0	$81.0-$83.5
Net Income Attributable to ApolloMed	$48.0-$58.0	$71.5-$73.5
Earnings Per Share - Diluted(2)	-	$1.58-$1.62
EBITDA(3)	$100.0-$119.0	$139.0-$143.0
Adjusted EBITDA(3)	$120.5-$130.5	$168.5-$170.5

(1) Updated net income and EBITDA forecast is a result of APC's investment in a payor partner that completed an initial public offering and became publicly traded on June 24, 2021. The revised net income and EBITDA guidance ranges assume the payor partner's stock price of $8.49.
(2) Range was not previously provided as of August 5, 2021.
(3) See "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See "Forward-Looking Statements" on slide 2.

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Value - based care Fee - for - service CMS, COVID - 19, payor contracting, and focus on quality while lowering total cost are driving shift in healthcare Fee - for - service Value - based care Lack of incentives to improve chronic health conditions Driving a trend of rapidly increasing medical costs Rising patient dissatisfaction with provider relationship and quality of care Providers incentivized to improve general health of patients Compensation models in place to lower the overall cost of care Patients with better access and better care experience U.S. healthcare landscape is rapidly moving towards value - based care www.apollomed.net 6

Providers recognize the criticality of value - based care, but do not feel equipped to successfully navigate its complexities Recognize they will need to adopt value based model Indicated collecting and reporting the information for these quality measures is burdensome Would need additional resources to comply with Medicare - required quality reporting at their practices 88% 85% 74% Source: AMA Survey, 2019. Patient - reported outcomes Clinical outcomes Quality - of - care measures 21% 31% 43% Physicians recognize need, but have concerns on implementing Majority of providers lack access to critical data Which of the following data are included in care pattern information provided to you? www.apollomed.net 7 Source: Deloitte physician survey, 2018.

Enables providers to successfully take risk • We believe that providers are the most suited to drive patient behavior, outcomes, and therefore total cost of care • We enable and onboard providers at scale to succeed in value - based care arrangements , aligning financial and clinical outcomes • Our ACO offers high quality care with proven savings Driven by leading, proprietary technology platform • Physicians and staff are backed by our integrated healthcare management and care delivery platform • Growing provider base drives data network effects which continuously improve our tech platform Champions quality outcomes and population health • Physicians are supported with quality - based decision support tools and nurse - led teams enabled by our tech platform to ensure our patients receive the highest standards of care Provides scalable value - based care services • Administrative functions such as claims, authorizations, member eligibility, network management, and more are managed centrally and backed by automation to allow healthcare providers to focus on the truly complex processes Enter ApolloMed: a pure - play value - based care platform that empowers physicians www.apollomed.net 8

We act as a “single-payor” and assume risk for comprehensive patient care

1. ApolloMed is paid a set rate to assume risk for the care of our patients
2. We enable providers to quarterback patient care and improve clinical outcomes
3. Providers are paid via value-based contracts, aligning financial & patient outcomes
4. Savings shared with providers, remaining retained as profit



Insurance provider
Insurance provider
Insurance provider
Other Payors
apollomed
Primary care provider
Specialist services
Lab tests
Imaging
$

Risk-bearing enablers

- 25+ yrs of operational expertise
- AI-assisted tech platform for quality improvement and workflow automation
- Population health support
- Nurse-led case management
- Deep local community ties

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We have established long - term relationships with a diversified payor mix Average tenure with key payors 10 15 years Contribution from any single top payor <15% total net revenue www.apollomed.net

ApolloMed is profitable with attractive unit economics…

Illustration of ApolloMed's economics vs industry peers



① ② ③
$ Per member per month (PMPM) paid to AMEH by insurers
Medical claims expenses
Gross margin
OpEx from MSO¹
EBIT
D&A
EBITDA
Industry standard

① ApolloMed's scale, extensive experience in value-based care, and better risk adjustment result in better per member per month payments vs industry standard

② Our large network of physicians across primary care and various specialties allow us to have more efficient care navigation and population health management, resulting in lower claims expenses vs industry peers

③ Our tech-enabled MSO[1] utilizes proprietary workflow automation tools to reduce administrative costs, allowing us to scale profitably

(1) Network Medical Management, ApolloMed's MSO (Managed Services Organization) and wholly owned subsidiary, pays claims, reviews authorizations, and performs other administrative tasks on behalf of its managed and consolidated IPAs

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 Increased capitation due to contracting and risk adjustment  Better specialty network cost management  Additional service lines  Reduced outsourced MSO fees  Improved quality of care bonus realization  Total improvement potential  Shared with physicians  Net savings to ApolloMed …and we consistently create additional value as we grow by scaling revenue and cost reduction drivers Illustration of potential value creation for IPA 1 on ApolloMed platform www.apollomed.net 12 (1) IPA: Independent Practice/Physician Association  Baseline

In addition to having a proven model of consistent growth across our members and physicians… www.apollomed.net 13 2,500 0 1,500 500 1,000 2,000 780 Members (in thousands) 384 2014 2017 1,130 2020 2,000 20% 77% 1,000 4,000 7,000 10,000 0 2,000 4,000 6,000 8,000 10,000 12,000 Contracted Physicians 2017 2014 2020 39% Near - term goal Near - term goal

…our ACO has demonstrated sustainable success, proving our ability to deliver savings and quality in value - based agreements www.apollomed.net 14 23,177 27,529 30,740 29,018 0 10,000 20,000 30,000 40,000 2017 Total aligned b eneficiaries 2018 2019 0 20 40 60 80 100 120 Total benchmark e xpenditures l ess t otal aligned b eneficiary e xpenditures , 2017 - 2020 ApolloMed ACO Median ACO* 1 03.7 38.2 ($M) For the 2020 performance year, ApolloMed’s ACO was among the top 2 ACOs in the country (out of 37) in: Gross savings $ Gross savings % Quality score: 95.81 2020 *Median ACO represents ACOs that participated in the program for all four years.

ApolloMed’s large provider network and proprietary tech platform drive a virtuous cycle, powering growth and improving patient outcomes www.apollomed.net 15 Better outcomes increases value - based incentive payout and decreases utilization Machine learning models improve with more data Providers succeed in value - based arrangements with ApolloMed Providers drive member growth

Platform enables demonstrable improved outcomes for members 16 Medicare All information provided is 2019 data unless otherwise noted. Sources: CMS, Chronic Conditions Data Warehouse (CCW), competitors’ IR, and internal figures Hospital Admits per 1,000 274 137 197 50% fewer ER Visits per 1,000 603 272 465 55% fewer Average Length of Stay* Benchmark 5.8 4.5 22% shorter Inpatient Bed Days per 1,000* Benchmark 1,594 613 62% fewer *Competitor did not provide metrics for average length of stay and inpatient bed days per 1,000.

ApolloMed engine driven by our proprietary tech platform 17 ApolloMed combines technology and data analytics, powered by machine learning and artificial intelligence, with clinical expertise Technology expertise + = Operational excellence Clinical knowledge Artificial intelligence Machine learning Natural language processing Automated claims adjudication Intelligent authorization auto - approval Member population risk stratification and more… www.apollomed.net

Technology drives operational and clinical efficiency 18 Our solutions address three key pain points in managed healthcare delivery: Automated medical claims adjudication Utilization management automation Population health and provider incentive platform • Have processed over 4 million claims with no human intervention across 12 IPAs and all lines of business • Saved over 30,000 hours of manual claims examiner effort • Have processed over 200,000 authorization requests with no human intervention across 12 IPAs and all lines of business • Saved thousands of hours of human utilization management examiner effort • Real - time value - based care KPIs • Real - time, actionable notifications with incentives driving provider behavior • Machine - learning model for population risk stratification www.apollomed.net

ApolloMed is at the intersection of provider services and healthcare technology, uniquely positioning it to grow rapidly The Market Opportunity 19

ApolloMed is executing a clear growth strategy 20 www.apollomed.net Consolidate additional IPAs and enter new markets and geographies Build on ACO success and participate in additional Innovation Models Continue to invest in technology, preventive care, and automation to further drive clinical care capabilities and margin expansion Expand physician network and membership Establish new, and deepen existing, strategic partnerships

A significant market opportunity in provider services 21 (1) Source: CMS.gov – NHE Fact Sheet, physician and clinical services expenditures (2) Source: CHCF.org – California Personal Health Core Spending, 2017 – Quick Reference Guide U.S. serviceable addressable market for provider services Estimated $838B for 2021 (1) SAM in state of CA ~$76B (2) SAM in CA counties currently served ~$17B www.apollomed.net

Although we have established a strong foothold in CA and are already in 9 of the top 25 counties by population in the U.S… 22 NJ MD Served by ApolloMed IPAs Served by ApolloMed ACO Planned expansion www.apollomed.net

…we are actively pursuing growth opportunities to capture greater share of the $3.6T provider services market opportunity



Current
Near-term Goal
~1.1M
Managed lives
+500k
Managed lives in CA
+500k
Managed lives outside of CA
>2M
Managed lives

Provider services population includes:	Medicare, Medicaid, Commercial and Other Third Parties
Potential membership in the State of California:	~21 M [1]
Potential membership in CA counties currently served:	~14 M [2]
U.S. total addressable market for ApolloMed services	>$3.6T for 2021[3]

(1) Source: Cattaneo & Stroud, Inc. – The Active California Medical Group Market report, March 31, 2019.
(2) Source: Cattaneo & Stroud, Inc. – Total of Medical Groups HMO Enrollment by Lines Business, 2004-2018, March 15, 2019.
(3) Source: CMS.gov – NHE Fact Sheet, physician and clinical services expenditures

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24 Large and rapidly growing market opportunity in value - based care Profitable & proven model with predictable, attractive unit economics and upside from risk - sharing Scalable and repeatable playbook for hypergrowth Industry - leading technology driven by data moat Flywheel effect that exponentially builds on substantial lead www.apollomed.net ApolloMed has overwhelming advantages and management will capitalize

Industry peers

	apollomed	PRIVIA HEALTH	agilon health	CanoHealth	Clover Health	OAK STREET HEALTH	one medical
Ticker	NASDAQ: AMEH	NASDAQ: PRVA	NYSE: AGL	NYSE: CANO	NASDAQ: CLOV	NYSE: OSH	NASDAQ: ONEM
Business	Physician-centric, technology-powered healthcare company enabling providers in the successful delivery of value-based care	Technology-driven, national physician enablement company that collaborates with medical groups, health plans and health systems	Empowers community-based physicians with resources and expertise they need to unlock value-based healthcare delivery	Value-based primary care provider for seniors and underserved communities	Next-generation Medicare Advantage insurance company	Network of value-based, primary care centers for adults on Medicare	Membership-based and technology-powered primary care platform with digital health and in-office care
Members Served	1,130,000	739,000	236,500	156,000	129,000	122,000	715,000
Market Cap	$4.8B	$2.6B	$9.8B	$1.9B	$3.8B	$10.0B	$4.4B
TTM Revenue	$755.6M[1]	$860.2M	$1.7B	$1.2B	$948.1M	$1.1B	$514.9M
EV/Revenue	6.4[3]	3.0	5.2	2.2	2.8	9.6	8.0
TTM EBITDA	$146.7M[2][3]	($170.8M)	($364.3M)	$2.0M	($387.9M)	($296.0M)	($121.0M)
EV/EBITDA	32.8[4]	(15.0)	(24.2)	1321.4	(6.9)	(36.0)	(33.9)
2021 Revenue Guidance	$755M[5]	$870M	$1.823B	$1.6B	$1.45B	$1.385B	$610.5M
2022 Revenue Consensus Estimates	N/A	$876.6M	$1.824B	$1.6B	$1.43B	$1.395B	$547.9M

Note: Peer stats sourced from Bloomberg or from publicly available information published by peer IR teams. TTM info is as of 9/30/2021 for AMEH, AGL and ONEM, and as of 6/30/2021 for all other companies listed. 2021 revenue guidance shown is midpoint of range provided.

(1) Trailing twelve months of revenue.
(2) EBITDA for trailing twelve months reconciliation on slide 39. See "Use of Non-GAAP Financial Measures" slide for more information.
(3) EBITDA for trailing twelve months ended 9/30/2021 includes approx. $22.8M unrealized gain due to APC's investment in a payor partner that completed an initial public offering and became publicly traded on June 24, 2021.
(4) See "Current Capitalization" (slide 32) for more information.
(5) See "Updated 2021 guidance" (slide 5) for more information. Guidance does not consider any potential acquisitions or other major business transactions that may occur in 2021.

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Financial Overview A History of Profitable Growth

Historical financial profile www.apollomed.net 27 $10.8 $14.1 $37.9 $72.5 2018 2019 2020 2021* $520 $561 $687 $755 Historical revenue growth ($ in millions) * midpoint of 2021 guidance range ($ in millions) * midpoint of 2021 guidance range Historical net income attributable to ApolloMed growth 2018 2019 2020 2021*

www.apollomed.net 28 Summary of selected financial results Three Months Ended September 30, Nine Months Ended September 30, $ in 000s except per share data 2021 2020 2021 2020 Revenue Capitation, net $ 149,059 $ 135,032 $ 438,350 $ 416,402 Risk pool settlements and incentives 59,923 30,916 94,146 54,155 Management fee income 9,652 8,707 26,345 26,212 Fee - for - service, net 7,260 3,737 14,968 9,434 Other income 1,223 1,731 5,006 4,194 Total revenue 227,117 180,123 578,815 510,397 Total expenses 173,957 142,767 482,884 455,770 Income from operations 53,160 37,356 95,931 54,627 Net (loss) income (5,385) 25,424 68,603 109,412 Net (loss) income attributable to noncontrolling interest (39,664) 8,711 8,515 81,603 Net income attributable to ApolloMed $ 34,279 $ 16,713 $ 60,088 $ 27,809 Earnings per share – diluted $ 0.74 $ 0.45 $ 1.33 $ 0.75

Capitation - Capitated fees for medical services via direct arrangements with managed care providers . Typically pre - paid monthly based on number of enrollees Risk p ool s ettlements & i ncentives - Full and shared risk capitation arrangements with certain health plans , local hospitals and Accountable Care Organizations Management f ee i ncome - Fees earned from providing management, physician advisory, healthcare staffing, admin istrative and other non - medical services Fee - for - service - Professional component of charges for medical services rendered by our contracted physicians at outpatient centers Revenue breakdown 29 A B C D www.apollomed.net 0.9% 2.6% 4.5% 16.3% 75.7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% For the nine months ended September 30, 2021 Capitation Risk Pool Settlements & Incentives Management Fee income Fee-for-service, net Other Income

www.apollomed.net 30 Business mix by payor type 40% 37% 18% 5% FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021 (% OF TOTAL REVENUE) Medicare Medicaid Commercial Other Third Parties

Balance sheet highlights 31 www.apollomed.net $ in millions 9/30/2021 12/31/2020 $ Change % Change Cash and cash equivalents and investments in marketable securities $333.3 $261.2 $72.2 28% Working capital $310.5 $223.6 $86.9 39% Total stockholders’ equity $440.3 $330.9 $109.4 33%

Current capitalization 32 www.apollomed.net Note: D ata is as of 9 /3 0 /202 1 unless otherwise stated. (1) Excludes restricted cash of $59.1M. (figures in millions, except per share price) Recent Share Price (as of 11/5/2021) $ 85.99 Common Shares Outstanding 55.5 Market Capitalization $ 4,772.4 Plus: Total Bank Debt 187.5 Less: Cash and Cash Equivalents (1) (145.7) Implied Enterprise Value $ 4,814.2 Notes: Letters of Credit Availability on Revolving Credit Facility $ 25.0

Appendix

Together with our affiliated physician groups and consolidated entities, ApolloMed manages the medical lives of more than 1.1 million members. Consolidated IPAs ~ 558 ,000 member lives* Publicly traded parent company M anagement services organization (MSO) Leading California IPAs * Managed IPAs ~ 484 ,000 member lives * Next - generation accountable care organization ~ 29 ,000 member lives * Commercial ACO & EPO ~ 59,000 member lives * Acquired by Allied Pacific IPA in 2019 *8 additional IPAs under MSAs with NMM Organizational overview 34 www.apollomed.net *As of December 31, 2020

Management – A team of industry veterans 35 Co - Chief Executive Officer & President Co - Chief Executive Officer Chief Financial Officer Chief Administrative Officer Chief Quality Officer • Joined AMEH in 2005 • AMEH director since 2016 • 15 years as CEO and director of NMM • Chairman & CEO of APC from 2006 - 2014 • 30 years as a practicing physician/gastroenterologist • Joined AMEH in 2019, during which time he served as COO, CTO and VP of Engineering • Quantitative Researcher at Citadel Securities and CTO at Theratech • B.A. in Statistics and Physics and M.S. in Computer Science and Engineering from Harvard University • Joined AMEH in 2018 • Also CFO of NMM • 17+ years of financial experience • B.A. from UCLA, licensed CPA • Joined AMEH in 2006 • 25+ years as pulmonology specialist • M.D. from West Virginia University School of Medicine and a Master’s in Public Health from UCLA • Joined AMEH in 2021 • 10 years in healthcare management consulting at BCG and as practicing physician • M.D. from University of Michigan Medical School and B.A. in Biological Sciences from USC Eric Chin Albert Young, MD, MPH Brandon Sim Thomas S. Lam, MD, MPH www.apollomed.net Jeremy Jackson, MD

Our service offerings & revenue model

Across all aspects of care delivery, our offerings provide a steady revenue stream

		% of revenue[1]
Consolidated Independent Practice Associations (IPAs)	• Network of primary and specialty physicians • Deliver care under risk-bearing and capitated arrangements with payors	~76%
ACO / Risk Model	• Negotiates discounts and manages claims for a network of physicians in 15 U.S. states and territories that deliver coordinated care to set beneficiaries under a risk-bearing capitated arrangement with CMS[2]	~16%
Management Services Organization (MSO)	• Provides non-medical services to medical companies and IPAs, such as billing, collection and administrative tasks	~4.5%
Commercial EPO	• Delivers care under risk-bearing and capitated arrangements with employers • Members must utilize doctors and hospitals within the EPO network	New offering
Commercial ACO	• Provides care coordination for aligned members	New offering

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1. For the nine months ended 9/30/2021. Remaining 3.5% of revenue are related to fee-for-service offerings rendered by our contracted physicians at our outpatient centers and other income.
2. Centers for Medicare & Medicaid Services

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13.3 Stellar ACO performance in 2020 www.apollomed.net 37 Earned shared savings 57.7 Gross savings generated 21.8 35.9 Cap/risk arrangement 8.7 Provider bonus 13.1 Net shared savings realized in Q3 2021 For the 2020 performance year, ApolloMed’s ACO was among the top 2 ACOs in the country (out of an analogous 37 ACOs) in: Gross Savings Amount Gross Savings Percentage • Applied and was approved to participate in the ACO model in 2017 • Approved to participate in the most advanced risk - taking payment model Gross Savings/Loss Amount is the Total Benchmark Expenditures minus the Total Aligned Beneficiary Expenditures. Gross Savings/Loss Percentage is the Total Benchmark minus Aligned Beneficiary Expenditures as a percentage of the Total Benc hma rk. ($ in millions)

Reconciliation of net income to EBITDA and Adjusted EBITDA 38 www.apollomed.net (1) See “Use of Non - GAAP Financial Measures” slide for more information. ($ in millions) 2021 2020 2021 2020 Net (loss) income $ (5.4) $ 25.4 $ 68.6 $ 109.4 Interest expense 1.0 2.5 4.3 8.0 Interest income (0.4) (0.8) (1.3) (2.5) (Benefit from) provision for income taxes (0.1) 10.8 31.6 44.2 Depreciation and amortization 4.7 4.7 13.1 14.0 EBITDA (1) $ (0.3) $ 42.6 $ 116.3 $ 173.1 (Income) loss from equity method investments $ (0.1) $ (0.4) $ 3.7 $ (3.3) Gain on sale of equity method investment (2.2) - (2.2) (99.6) Other (income) expense (0.5) (0.1) 14.1 (1.5) Unrealized loss (gain) on investments 60.9 - (22.8) - Provider bonus payments 8.7 6.5 8.7 8.5 Net loss adjustment for recently acquired IPAs 7.9 4.8 16.6 13.7 Adjusted EBITDA (1) $ 74.5 $ 53.4 $ 134.4 $ 90.8 Three Months Ended September 30, Nine Months Ended September 30,

TTM EBITDA reconciliation 39 www.apollomed.net $ in millions Q4 2020 Q1 2021 Q2 2021 Q3 2021 TTM 2021* Net income (loss) $ 12.9 $ 14.4 $ 59.5 $ (5.4) $ 81.4 Interest expense 1.5 1.5 1.9 1.0 5.9 Interest income (0.2) (0.3) (0.5) (0.4) (1.4) Provision for (benefit from) income taxes 11.9 6.8 24.9 (0.1) 43.5 Depreciation and amortization 4.3 4.2 4.2 4.7 17.4 EBITDA (1) $ 30.4 $ 26.6 $ 90.0 $ (0.3) $ 146.7 (Income) loss from equity method investments (0.4) 0.7 3.1 (0.1) 3.3 Gain on sale of equity method investment (0.2) - - (2.2) (2.4) Other (income) expense 0.4 (1.3) 15.9 (0.5) 14.5 Unrealized loss (gain) on investments - - (83.8) 60.9 (22.8) Provider bonus payments - - - 8.7 8.7 Net loss adjustment for recently acquired IPAs 5.5 3.2 5.5 7.9 22.1 Adjusted EBITDA (1) $ 35.7 $ 29.2 $ 30.7 $ 74.5 $ 170.1 * Trailing Twelve Months 2021 ended September 30, 2021 (1) See “Use of Non - GAAP Financial Measures” slide for more information.

Guidance reconciliation of net income to EBITDA and Adjusted EBITDA 40 www.apollomed.net ($ in millions) Low High Low High Net income $ 56.0 $ 66.0 $ 81.0 $ 83.5 Interest expense 6.0 8.4 5.0 6.0 Interest income (1.5) (2.4) (1.2) (1.7) Provision for income taxes 24.0 29.0 37.0 38.0 Depreciation and amortization 15.5 18.0 17.2 17.2 EBITDA (1) $ 100.0 $ 119.0 $ 139.0 $ 143.0 Loss (income) from equity method investments $ 3.5 $ (0.5) $ (3.9) $ (3.6) Investment in payor partner (9.0) (9.0) - - Provider bonus payments 6.0 6.0 8.9 8.9 Net loss adjustment for recently acquired IPAs 20.0 15.0 24.5 22.2 Adjusted EBITDA (1) $ 120.5 $ 130.5 $ 168.5 $ 170.5 2021 Guidance Range (as of August 5, 2021) 2021 Guidance Range (as of November 4, 2021) (1) See “Use of Non - GAAP Financial Measures” slide for more information.

Use of non-GAAP financial measures

This presentation contains the non-GAAP financial measures Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with GAAP is net (loss) income. These measures are not in accordance with, or are an alternative to, U.S. generally accepted accounting principles ("GAAP"), and may be different from other non-GAAP financial measures used by other companies. ApolloMed uses Adjusted EBITDA as a supplemental performance measure of its operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding losses from equity method investments provide bonus payments, impairment of intangibles, provision of doubtful accounts and other income earned that is not related to ApolloMed's normal operations. Adjusted EBITDA also excludes non recurring items, including the effect on EBITDA of certain recently acquired IPAs.

ApolloMed believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information as they allow investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core and non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of ApolloMed's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators ApolloMed uses as a basis for evaluating operational performance, allocating resources and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. To the extent this release contains historical or future non-GAAP financial measures, ApolloMed has provided corresponding GAAP financial measures for comparative purposes. Reconciliation between certain GAAP and non-GAAP measures is provided above.

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Outstanding shares explained

44.6M(1)

Expected shares outstanding to be used to calculate GAAP EPS for 4Q 2021 (2)

+

10.9M

Treasury shares (owned by Allied Pacific IPA) after Allied Pacific IPA's in-kind dividend in December 2020 and share sale in March 2021

=

55.5M

Total issued and outstanding shares as of 10/26/2021

In December 2020, approx. 5 million of Allied Pacific IPA's shares of ApolloMed common stock were distributed through an in-kind dividend on a pro rata basis to Allied Pacific IPA's individual shareholders. In addition, in March 2021, Allied Pacific IPA sold approx. 1.6 million shares of ApolloMed common stock to a non-related third party.

As a result, the number of shares outstanding used to calculate EPS will increase in future periods but will be offset by a corresponding proportionate increase in net income attributable to ApolloMed as a result of this transaction. As a result, the Company does not expect this distribution (or future similar distributions) to have a material impact on GAAP EPS.

The remaining approx. 10.9 million shares of ApolloMed common stock held by Allied Pacific IPA will continue to be treated as treasury stock and therefore will not be included in shares outstanding for GAAP EPS calculation purposes.

(1) The number of weighted average shares used to calculate EPS for the nine months ended September 30, 2021, was approximately 44.4 million.
(2) Based upon information publicly available as of 11/5/2021.

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Key acronyms 43 ◦ ACO: Accountable Care Organization ◦ AIPBP: All - Inclusive Population - Based Payments ◦ APC: Allied Physicians of California IPA ◦ CMMI: Center for Medicare and Medicaid Innovation ◦ CMS: Centers for Medicare & Medicaid Services ◦ DME: Durable Medical Equipment ◦ Health Plan / Pay o rs: Health Insurance Companies ◦ HMO: Health Maintenance Organization ◦ IPA: Independent Practice Association ◦ NCI: Non - Controlling Interest ◦ NMM: Network Medical Management , Inc. ◦ MSA: Master Service Agreement ◦ MSO: Management Services Organization ◦ NGACO: Next Generation Accountable Care Organization ◦ PCP: Primary Care Physician ◦ PMPM: Per Member Per Month ◦ SNF: Skilled Nursing Facility ◦ VIE: Variable Interest Entity www.apollomed.net

For inquiries, please contact: ApolloMed Investor Relations (626) 943 - 6491 investors@apollomed.net Carolyne Sohn, The Equity Group (415) 568 - 2255 csohn@equityny.com